AMENDMENT TO OIL AND GAS LEASE AND OPTION AGREEMENT

STATE OF TEXAS             }{
                                                 KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF VICTORIA         }{

      That EFFECTIVE August 21, 2003, the undersigned "Lessors" and "Lessee" did enter into that certain Oil and Gas Lease and Option Agreement (the "Lease"), a Memorandum of which is recorded in the Official Public Records of Victoria County, Texas, File #200314718; and

      Whereas Lessors and Lessee have mutually agreed that it would be beneficial to amend certain provisions of the Lease;

      NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessors and Lessee hereby agree to amend the Lease as hereinbelow provided:

                                       I.

      The first sentence of the first paragraph under Section II (appearing on Page 1 of the Lease) is hereby amended to read as follows:

      "This Lease shall be for a primary term (hereinafter the "Primary Term") beginning on the effective date hereinabove and continuing for a period of nine (9) months and so long thereafter as oil or gas is produced in paying quantities from the Land or so long as the Lease is continued in force and effect as otherwise herein expressly provided but subject to all of the provisions for termination as hereinafter set forth."

                                       II.

      The first sentence of the second paragraph under Section II (appearing on Page 2 of the Lease) is hereby amended to read as follows:

      "Lessee covenants and agrees that it will, within the Primary Term, commence and thereafter diligently prosecute with good and adequate machinery operations for the drilling of a well in search of oil and gas to a depth of not less than 5,000 feet."

                                      III.

      Except as otherwise provided in Sections I and II above, all of the terms and provisions of the Lease shall remain unchanged.

      Executed this 5th day of February, 2004, but EFFECTIVE as of August 21, 2003.

                            (Signature Pages Omitted)


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